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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 28, 2003
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive                                                         (Zip Code)
               offices)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 12. Results of Operations and Financial Condition.

Attached as an exhibit hereto is a press release and financial tables dated October 28, 2003 issued by Verizon Communications Inc. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Non-GAAP Measures

Verizon's press release and financial tables include non-GAAP financial information. The consolidated statements of income before special items eliminate special items and non-recurring items of revenues, expenses, gains and losses primarily as a result of their non-operational and/or non-recurring nature. Management believes this presentation of operating performance assists readers in better understanding our results of operations and trends from period to period, consistent with management's evaluation of Verizon's consolidated and segment results of operations for a variety of internal measures including strategic business planning, capital allocation and compensation. Management believes that the consolidated statements of income before special items provide current and prior period results of operations on a comparable basis as well as provide trends that are more indicative of future operating results than GAAP results of operations, given the non-operational and/or non-recurring nature of the special items removed for purposes of reporting results of operations before special items. While some of these items have been periodically reported in Verizon's consolidated results of operations, including significant severance and impairment charges, their occurrence in future periods is dependent upon future business and economic factors, among other evaluation criteria, and may frequently be beyond the control of management. As a result of these factors, management also provides this information externally, along with a complete reconciliation to their comparable GAAP amounts so readers have access to the detail and general nature of adjustments made to GAAP results. Complete descriptions of the special items are provided in the schedules accompanying the news release.

Management believes that free cash flow, net debt and Domestic Telecom cash expense excluding pension/OPEB, additional non-GAAP financial measures, are also useful to investors and other users of our financial information in evaluating liquidity and operating financial performance. Free cash flow and net debt are financial measures that are commonly used by readers of financial information in assessing financial performance, including liquidity and the company's ability to meet obligations with available cash flows and cash balances. Management uses free cash flow information for allocating resources to debt repayment and for other cash investing and financing activities. The definition of free cash flows, cash from operating activities less capital expenditures and dividends paid to Verizon's shareowners, is readily determinable from amounts provided in Verizon's consolidated statements of cash flows. Domestic Telecom cash expense excluding pension/OPEB is a non-GAAP operating performance measure used internally to evaluate current and prior operating expense efficiency, as well as assist management in evaluating the financial results of our largest operating segment with and without a significant expense driver compared to prior periods. Management believes this presentation assists readers in better understanding our results of operations and trends from period to period, consistent with management's evaluation of the Domestic Telecom segment's results of operations for a variety of internal measures, including setting current and future year operating targets.

Verizon Information Services revenues - conforming basis provides the prior year impact of a change in accounting, described fully in the exhibit, if the accounting change had occurred in the prior year. This presentation is useful to investors and other users of our financial information in evaluating operating financial performance consistent with the pro forma disclosures required in the year of an accounting change, as required by GAAP.

It is management's intent to provide Non-GAAP financial information to enhance understanding of Verizon's GAAP consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Verizon Communications Inc.
                                 ----------------------------------------
                                              (Registrant)

Date: October 28, 2003                     /s/ David H. Benson
      ----------------           ----------------------------------------
                                 David H. Benson
                                 Senior Vice President and Controller



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                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------

99 Press release and financial tables, dated October 28, 2003, issued by Verizon Communications Inc.